UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report:  August 25, 2004
--------------------------------
(Date of earliest event reported)

Securitized Asset Backed Receivables LLC (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2004, relating to the Securitized Asset Backed Receivables LLC Trust 2004-NC2 Mortgage Pass-Through Certificates, Series 2004-NC2)
------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


         Delaware                 333-108395-06               37-1472598
--------------------------------------------------------------------------------
      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)


                   200 Park Avenue, New York, New York 10166
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 412-4000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

       Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Securitized Asset Backed Receivables LLC Trust 2004-NC2 Mortgage Pass-Through Certificates, Series 2004-NC2. On August 25, 2004, Securitized Asset Backed Receivables LLC (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Litton Loan Servicing LP, as servicer, NC Capital Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee, of Securitized Asset Backed Receivables LLC 2004-NC2 Mortgage Pass-Through Certificates, Series 2004-NC2 (the "Certificates"), issued in thirteen classes. The Class A-2, Class M-1, Class M-2 and Class M-3 Certificates, with an aggregate scheduled principal balance as of August 25, 2004 of $173,732,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of August 20, 2004 by and among the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of August 1, 2004, by and among the Company, as depositor, Litton Loan Servicing LP, as servicer, NC Capital Corporation. as responsible party, and Deutsche Bank National Trust Company, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 9, 2004                  SECURITIZED ASSET BACKED
                                          RECEIVABLES LLC




                                          By:   /s/ John Carroll
                                             -----------------------------------
                                          Name:     John Carroll
                                          Title:    Director

                                INDEX TO EXHIBITS
                                -----------------

 Item 601(a) of Regulation
        S-K Exhibit No.          Description
-----------------------------    -----------
             4                   Pooling and Servicing Agreement, dated as of
                                 August 1, 2004, by and among the Company, as depositor, Litton Loan Servicing LP, as servicer, NC Capital Corporation, as responsible party, and Deutsche Bank National
                                 Trust Company, as trustee.